JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A AND N

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated May 28, 2025 to the Statutory Prospectuses and

Updating Summary Prospectuses dated April 28, 2025

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses and Updating Summary Prospectuses (each a “prospectus”) dated April 28, 2025 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses belong to the following policies:

Corporate VUL 03	Survivorship VUL
Corporate VUL 04	VUL Accumulator
EPVUL	VUL Protector
SPVL

Portfolio Name Change

Effective on or about May 28, 2025 (the “Effective Date”), the Capital Appreciation Trust will be renamed as listed below:

Former Name	New Name
Capital Appreciation Trust	U.S. Growth Trust

Portfolio Subadvisor Change

On or about the Effective Date, the Capital Appreciation Trust’s subadvisor will be replaced as indicated below:

Former Subadvisor	New Subadvisor
Jennison Associates LLC	Wellington Management Company LLP

On or about the Effective Date, the Small Cap Opportunities Trust’s subadvisor will be updated as listed below:

Former Subadvisor	New Subadvisor
Dimensional Fund Advisers LP and GW&K Investment Management, LLC	Dimensional Fund Advisers LP

As a result, after the Effective Date, all references in the prospectuses to the Former Name and Former Subadvisor are changed to the New Name and New Subadvisor, respectively.

Changes to Current Expenses

On or about the Effective Date, there is a reduction in “Current Expenses” for the JHVIT U.S. Growth Trust and JHVIT Small Cap Opportunities Trust in the “Appendix: Portfolios Available Under the Contract” section of the prospectus.

Accordingly, the name, subadvisor, and “Current Expenses” of the JHVIT Capital Appreciation Trust Series I portfolio are deleted in the “Appendix: Portfolios Available Under the Contract” section of each prospectus and replaced with the following:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital.	U.S. Growth Trust – Series I John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.64%*	30.81	17.61	16.14

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

The subadvisor and “Current Expenses” of the JHVIT Small Cap Opportunities Trust Series I portfolio are deleted in the “Appendix: Portfolios Available Under the Contract” section of each prospectus and replaced with the following:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Small Cap Opportunities Trust – Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisers LP	0.86%*	8.58	10.68	8.50

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 05/2025

333-85284	333-71136	333-85296	333-33504	333-100567
333-88748	333-100597	333-88972	333-100664